Agreements with The Boeing Company	12 Months Ended
Dec. 31, 2015
Notes to Financial Statements
Agreements with The Boeing Company

13. Agreements with The Boeing Company

On December 20, 2012, the Company entered into a Sole and Exclusive License Agreement (the “Boeing License Agreement”), a Teaming Agreement (“Teaming Agreement”), and a Security Agreement (“Boeing Security Agreement”) with The Boeing Company (“Boeing”).

The Boeing License Agreement provides Boeing the exclusive license to manufacture and sell PositiveID’s M-BAND airborne bio-threat detector for the DHS’s BioWatch next generation opportunity, as well as other opportunities (government or commercial) that may arise in the North American market. As consideration for entering into the Boeing License Agreement, Boeing agreed to pay a license fee of $2.5 million (the “Boeing License Fee”) to the Company in three installments, which were paid in full during 2012 and 2013.

At the time of entering into the Boeing Teaming and License Agreements we evaluated the Boeing license revenue recognition and concluded that all elements necessary to complete the earnings process were complete as of the date of receipt of the $2.5 million of license fees, with the exception of the completion of the terms of the Teaming Agreement, which is a delivery requirement under the License Agreement. The Teaming Agreement, as extended, expired in August 2015, and as such the $2.5 million license fee previously received recorded as deferred revenue was recognized during the year ended December 31, 2015.

Pursuant to the Boeing Security Agreement, the Company granted Boeing a security interest in all its assets, including the licensed products and intellectual property rights (as defined in Boeing License Agreement), to secure the Company’s performance under the Boeing License Agreement.